METROPOLITAN SERIES FUND, INC.

Supplement Dated November 12, 2010

to the

Prospectus Dated May 1, 2010

BlackRock Large Cap Value Portfolio

The following changes are made to the prospectus of BlackRock Large Cap Value Portfolio (the “Portfolio”), a series of Metropolitan Series Fund, Inc.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is managed by a team led by Robert C. Doll, Jr., Daniel Hanson and Peter Stournaras. They are jointly and primarily responsible for the day-to-day management of the Portfolio. Messrs. Doll, Hanson and Stournaras have been managers of the Portfolio since 2006, 2009 and 2010, respectively. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

The information about the portfolio managers of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Robert C. Doll, Jr., CPA, CFA, Daniel Hanson, CFA, and Peter Stournaras, CFA. Messrs. Doll, Hanson and Stournaras are jointly and primarily responsible for the day-to-day management of the Portfolio.

Mr. Doll, the senior portfolio manager, has been a manager of the Portfolio since 2006 and Senior Managing Director and Chief Equity Strategist of BlackRock, Inc. since 2010. He was Vice Chairman and Global Chief Investment Officer for Equities of BlackRock, Inc. from 2006 to 2010; President and Chief Investment Officer of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. from 2001 to 2006; and President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Mr. Hanson, a manager of the Portfolio since 2009, has been a Managing Director of BlackRock, Inc. since 2009. He was Director of BlackRock, Inc. from 2006 to 2008; Vice President of BlackRock, Inc. in 2006; and Vice President of MLIM from 2003 to 2006.

Mr. Stournaras, a manager of the Portfolio since 2010, has been a Managing Director of BlackRock since 2010. He was a Director at Northern Trust Company from 2006 to 2010; a Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; and a Director at Citigroup Asset Management from 1998 to 2005.

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